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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8, File No.'s 333-92255, 33-34996, 333-04223, 333-72737, 33-64764 and 333-60586.




                                        ARTHUR ANDERSEN LLP


Portland, Oregon
March 13, 2002